Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 14 to Registration Statement No. 811-7885 under the Investment Company Act of 1940 of Quantitative Master Series Trust (the "Trust") on Form N-1A of our reports on each Series (each a portfolio constituting the Trust) and on each Fund (each Fund is a part of Merrill Lynch Index Funds, Inc.) listed below, appearing in the December 31, 2003 Annual Reports of the respective Funds, which are incorporated in Part B of this Registration Statement.

Name                                                          Date of our Report
----                                                          ------------------

Merrill Lynch S&P 500 Index Fund                              February 13, 2004
Master S&P 500 Index Series                                   February 13, 2004
Merrill Lynch Small Cap Index Fund                            February 13, 2004
Master Small Cap Index Series                                 February 13, 2004
Merrill Lynch Aggregate Bond Index Fund                       February 13, 2004
Master Aggregate Bond Index Series                            February 13, 2004
Merrill Lynch International Index Fund                        February 13, 2004
Master International Index Series                             February 13, 2004


We also consent to the incorporation by reference in this Registration Statement of our reports on each Series listed below, which are incorporated in Part B of this Registration Statement.

Name                                                          Date of our Report
----                                                          ------------------

Master Mid Cap Index Series                                   February 13, 2004
Master Extended Market Index Series                           February 13, 2004
Master Enhanced S&P 500 Series                                February 20, 2004
Master Enhanced Small Cap Series                              February 20, 2004
Master Enhanced International Series                          February 20, 2004


/s/ Deloitte & Touche LLP.

Princeton, New Jersey
April 27, 2004